Exhibit 10.6

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK
OF
AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

No. A-__	______ Shares of Common Stock

This is to Certify That, FOR VALUE RECEIVED, ______________________, or its assigns (“Holder”), is entitled to purchase, subject to the provisions of this Warrant, from American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), _______ shares of fully paid, validly issued and nonassessable shares of the common stock of the Company (“Common Stock”) at an exercise price of $0.01 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time pursuant to Section (g) hereof or as otherwise provided herein, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price per share of Common Stock acquirable upon exercise hereof as in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

This Warrant to Purchase Common Stock (this “Warrant”) is being issued pursuant to that certain Securities Purchase Agreement dated April 3, 2020 to which the Company and the Holder are parties (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

(a) EXERCISE OF WARRANT.

(1) This Warrant may be exercised in whole or in part at any time or from time to time from the date hereof up to and including April 7, 2025 (the “Exercise Period”); provided, however, that (A) if either such day is a day on which banking institutions in the State of Georgia are authorized by law to close, then on the next succeeding day which shall not be such a day, and (B) in the event of any merger, consolidation or sale of all or substantially all the assets of the Company as an entirety, resulting in any distribution to the Company’s stockholders, prior to termination of the Exercise Period, or any reclassification or recapitalization or similar transaction (each of the foregoing, a “Major Transaction”), the Holder shall have the right to exercise this Warrant commencing at such time through the termination of the Exercise Period into the kind and amount of shares of stock and other securities and property (including cash) receivable had the Holder exercised this Warrant immediately prior to such Major Transaction or any record date established to determine the receipt of any payment or distribution in respect thereof. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of this Warrant, but not later than three (3) business days following the receipt of good and available funds, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. As of the end of business on the date of receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock or other property issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares or other property shall not then be physically delivered to the Holder.

(2) At any time during the Exercise Period, the Holder may, at its option, exercise this Warrant on a cashless basis by exchanging this Warrant, in whole or in part (a “Warrant Exchange”), into the number of Warrant Shares determined in accordance with this Section (a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder’s intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the “Notice of Exchange”). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the “Exchange Date”). Certificates for the shares issuable upon such Warrant Exchange and, if this Warrant should be exercised in part only, a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the “Total Number”) less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) Fair Market Value of a share of Common Stock. “Fair Market Value” shall equal the average closing trading price of the Common Stock as reported on the relevant market or exchange (or, if not then traded on a market or exchange but listed for quotation on the over-the-counter bulletin board, on the over-the-counter bulletin board) for the five (5) trading days immediately preceding the date of the Notice of Exchange or, if the Common Stock is not listed or admitted to trading on any market or exchange or listed for quotation on the over-the-counter bulletin board, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors with the concurrence of the Holder.

(b) REPRESENTATIONS OF HOLDER. The Holder (i) is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “1933 Act”), (ii) understands the risks of, and other considerations relating to, a purchase of this Warrant, (iii) understands that the Warrants and/or the Warrant Shares may not be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the 1933 Act and under any applicable state securities law, or pursuant to an available exemption from the registration requirements of the 1933 Act and any applicable state securities laws, in all cases established to the satisfaction of the Company, and (v) the Holder has been given the opportunity to obtain such additional information that it believes is necessary.

(c) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of the this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

(d) LIMITATIONS ON NUMBER OF SHARES ISSUABLE. Notwithstanding anything herein to the contrary herein, the aggregate number of shares of Common Stock issued upon conversion of the Warrants, together with the aggregate number of shares of Common Stock issued upon exercise of the Indentures, shall not exceed 19.9% of either (i) the total number of shares of Common Stock outstanding on the date hereof or (ii) the total voting power of the Company’s securities outstanding on the date hereof that are entitled to vote on a matter being voted on by holders of the Common Stock, unless and until the Company has obtained the Stockholder Approval.

(e) FRACTIONAL SHARES. No fractional shares or strips representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock.

(f) LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(g) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

(h) ANTI-DILUTION PROVISIONS. In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section (h)) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section (h)) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section (h)). Notwithstanding the foregoing, in no event shall the Exercise Price be less than the par value of the Common Stock. Adjustment pursuant to this Section shall be made successively whenever any event listed above shall occur.

(i) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to the Holder, at least twenty days prior the earlier of the dates specified in (x) and (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(j) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation or a merger in which the Common Stock of the Company outstanding immediately prior thereto represents immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) 50% or more of the combined voting power and economic interests in the Company or such surviving or acquiring entity outstanding immediately after such transaction and economic interests in the Company or such surviving or acquiring entity outstanding immediately after such transaction and which does not result in any reclassification, capital reorganization or other change of outstanding Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company in the entirety (a “Reorganization”), the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section (h) hereof.

(k) NO NET-CASH SETTLEMENT. Except as expressly provided herein, in no event will the Holder be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in securities.

(l) MODIFICATION OF AGREEMENT. The provisions of this Warrant may from time to time be amended, modified or waived, by the Company and the holder of this Warrant.

(m) TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder; provided, however, this Warrant may not be pledged, sold, assigned or otherwise transferred, directly or indirectly, by operation of law, change of control, or otherwise, except in compliance with applicable registration requirements of securities laws or an available exemption therefrom.. This Warrant and all rights hereunder are registrable at the office or agency of the Company referred to below by the Holder in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed accompanied by an assignment form in a form approved by the Company, duly executed by the transferring Holder and the transferee.

(n) REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

(o) WARRANT AGENT. The Company may, by written notice to the Holder, appoint the transfer agent and registrar for the Common Stock as the Company’s agent for the purpose of issuing Common Stock (or other securities) on the exercise of this Warrant pursuant to paragraph(a), and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of replacing this Warrant pursuant to paragraph (e), or any of the foregoing, and thereafter any such replacement shall be made at such office by such agent.

(p) NOTICES, ETC. All notices and other communications from the Company to the Holder shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or at the address shown for the Holder on the register of Warrants referred to in paragraph (m).

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant on April 7, 2020.

HOLDER:

By:
Name:
Title:

COMPANY:

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:
Name:	Darrell J. Mays
Title:	Chief Executive Officer

PURCHASE FORM / EXCHANGE NOTICE [circle one]

(1)	The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock of American Virtual Cloud Technologies, Inc. (or such number of shares of Common Stock or other securities or property to which the undersigned is entitled in lieu thereof or in addition thereto under the provisions of the Warrant).

(2)	The undersigned hereby elects to make payment (Please check one):

☐	on a cashless basis pursuant to the provisions of Section (a)(2) of the Warrant.

☐	with the enclosed bank draft, certified check or money order payable to the Company in payment of the exercise price determined under, and on the terms specified in, the Warrant.

(3)	The undersigned hereby irrevocably directs that the said shares be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares	S.S. or IRS #

(4)	If the Warrant was not exercised in full, please check the following:

The undersigned hereby irrevocably directs that any remaining portion of the warrant be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares	S.S. or IRS #

Signature of Holder

Print Name